EXECUTION COPY SIXTH AMENDMENT TO CREDIT AGREEMENT This Sixth Amendment to Credit Agreement (this “Amendment”) is made as of March 25, 2025, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Loan Parties, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) by amending Section 1.01 (Definitions) thereof as follows: (i) by amending the definition of “Borrowing Base” therein by amending and restating clause (a) thereof to read in its entirety as follows: “(a) the least of (i) $25,000,000, (ii) 55% multiplied by the face amount of Eligible Trade Receivables, (iii) Cost of Eligible Inventory, multiplied by the NOLV Percentage, or (iv) the Cost of Eligible Inventory, multiplied by the Inventory Advance Rate; plus” (ii) by amending the definition of “Consolidated Adjusted EBITDA” therein by amending and restating clause (b)(xv) thereof to read in its entirety as follows: “(xv) amounts received by Babcock & Wilcox New Energy Holdings, LLC as payment with respect to an insurance settlement pursuant to a certain representations and warranties insurance policy related to the solar business of Babcock & Wilcox Solar Energy, Inc.; provided, that the aggregate amount

2 added back to Consolidated Net Income pursuant to this clause (xv) shall not exceed $6,750,000 in the aggregate and may only be added back for any Measurement Period that includes the fiscal quarter ended September 30, 2024; and” (iii) by amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, and (v) the letter agreement, dated as of the Sixth Amendment Effective Date, between the Borrower and the Administrative Agent.” (iv) by amending and restating the definition of “NOLV Percentage” therein to read in its entirety as follows: “ “NOLV Percentage” means, from and after the Sixth Amendment Effective Date, 30%; provided, that such percentage shall automatically reduce as follows: (i) upon the occurrence, after the Sixth Amendment Effective Date, of any Specified Transaction or any other Disposition of material assets of the Loan Parties (other than any 2025 Specified Disposition) and the application of all Net Cash Proceeds thereof to the repayment of the Revolving Loans in accordance with Section 2.05(b), the NOLV Percentage shall reduce to 20%, and (ii) unless otherwise reduced as provided in the foregoing clause (i), commencing on January 1, 2026, and on the first day of each calendar month thereafter, the NOLV Percentage shall reduce by 2% per month, until the NOLV Percentage has been reduced to 20%.” (v) by adding the following new definitions thereto in appropriate alphabetical order: “ “2025 Specified Dispositions” has the meaning specified in the Second Amendment.” “ “Sixth Amendment Effective Date” means March 25, 2025.” (b) by amending and restating clause (i) of Section 6.01(a) (Audited Financial Statements) thereof to read in its entirety as follows: “(i) such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except that the report and opinion delivered in connection with the fiscal year ended December 31, 2024 may be qualified as to “going

3 concern” to the extent such qualification relates solely to the anticipated maturity of the Unsecured Notes and other Indebtedness prior to December 31, 2026), and” (c) by amending and restating clause (d) of Section 7.11 (Liquidity) thereof to read in its entirety as follows: “(d) Liquidity. Permit Liquidity, at any time, to be less than $20,000,000; provided, that at least $13,000,000 of such Liquidity shall be of the type described in clause (y) of the definition of such term.” 3. Consent to 2025 Specified Dispositions. Subject to the satisfaction of the conditions set forth in Section 5 hereof and in reliance upon the representations and warranties set forth in Section 6 hereof, and pursuant to Section 11.01 of the Credit Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the transactions described on Annex I attached hereto (such transactions, the “2025 Specified Dispositions”), and hereby further agree that the consummation of such 2025 Specified Dispositions in accordance with the terms hereof (including Annex I attached hereto) shall not result in an Event of Default under Section 8.01(b) of the Credit Agreement (with respect to the restrictions on Dispositions set forth Section 7.05 of the Credit Agreement). The foregoing consent (i) relates only to the 2025 Specified Dispositions, (ii) is subject, in each case, to the satisfaction of the 2025 Specified Disposition Conditions set forth in Annex I attached hereto, (iii) is a one-time consent, (iv) except as expressly set forth herein, shall not be deemed to constitute a waiver of any other provision of the Credit Agreement, and (v) is granted in express reliance upon the Loan Parties’ representations, warranties, and agreements set forth herein. 4. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 5. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received counterparts of (i) this Amendment, and (ii) the Fee Letter described in clause (v) of the definition thereof (as amended hereby), in each case duly executed and delivered by each of the parties hereto and thereto.

4 (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since December 31, 2023, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The Administrative Agent shall have received, in immediately available funds, for the ratable benefit of the Lenders, the fees required to be paid on the Sixth Amendment Effective Date. (e) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement. (f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (g) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 6. Representations and Warranties. (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Unsecured Notes Documents, the PBGC Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2023, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

5 (e) None of any Loan Party’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date have been amended, modified, supplemented, revoked or rescinded since the Closing Date, and all of such Organization Documents remain in full force and effect as of the date hereof. (f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 7. Miscellaneous. (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6 (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc.

Annex I 2025 Specified Dispositions 1. Disposition of substantially all of the assets of Babcock & Wilcox A/S to any of Kanadevia Inova AG, Beijing China Sciences Runyu Environmental Technology Co., Ltd or MARTIN GmbH für Umwelt - und Energietechnik or such other buyer as shall be reasonably acceptable to the Administrative Agent, with estimated aggregate net sale proceeds of $20,000,000. 2. Disposition of substantially all of the assets of Babcock & Wilcox Solar Energy, Inc. (f/k/a Fosler Construction Company Inc.) to Ferrovial Webber Energy LLC or such other buyer as shall be reasonably acceptable to the Administrative Agent, with estimated aggregate net sale proceeds of $5,000,000. 2025 Specified Disposition Conditions: (a) Documentation: For each of the 2025 Specified Dispositions, the Administrative Agent shall have received fully executed copies of all purchase agreements and related documentation (including all schedules and exhibits thereto), each of which shall be in form and substance reasonably acceptable to the Administrative Agent. (b) Application of the Net Cash Proceeds of 2025 Specified Dispositions: Regardless of the order of consummation of the 2025 Specified Dispositions, 100% of the Net Cash Proceeds of each of the 2025 Specified Dispositions outlined in this Annex shall be applied to the repayment of Revolving Loans under the Credit Agreement (for the avoidance of doubt, without any reduction to the Aggregate Revolving Commitments). 4282730.5